CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the quarterly report on Form 10-Q of Golden Grain Energy, LLC (the “Company”) for the fiscal quarter ended January 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brooke Peters, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brooke Peters
Brooke Peters
Interim Chief Financial Officer

Dated:	March 15, 2021